                                 AMENDMENT NO. 1
                             PARTICIPATION AGREEMENT

The Amended and Restated Participation Agreement (the "Agreement"), dated August 1, 2000, by and among First Allmerica Financial Life Insurance Company, a Massachusetts life insurance company ("Insurer") (on behalf of itself and its "Separate Account," defined below); Allmerica Investments, Inc., a Massachusetts corporation ("Contracts Distributor"), the principal underwriter with respect to the Contracts referred to below; Alliance Capital Management L.P., a Delaware limited partnership ("Adviser"), the investment adviser of the Fund referred to below; and Alliance Fund Distributors, Inc., a Delaware corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties"), is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                                  SCHEDULE A
-----------------------------------------------------------------------------------------------------------------
                                      1933 ACT      1940 ACT
PRODUCT NAME                          NUMBER        NUMBER          PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------
Allmerica Value Generation            33-87105      811-8114        Alliance Growth Portfolio
("Annuity Scout")
-----------------------------------------------------------------------------------------------------------------
Delaware Medallion (I, II, III)       33-71054      811-8114        Alliance Growth Portfolio
                                                                    Alliance Premier Growth Portfolio
                                                                    Alliance Growth and Income Portfolio
                                                                    Alliance Technology Portfolio
-----------------------------------------------------------------------------------------------------------------
ExecAnnuity Plus                      33-71052      811-8114        Alliance Premier Growth Portfolio
                                                                    Alliance Growth and Income Portfolio
-----------------------------------------------------------------------------------------------------------------
Allmerica Advantage                   33-71052      811-8114        Alliance Premier Growth Portfolio
                                                                    Alliance Growth and Income Portfolio
-----------------------------------------------------------------------------------------------------------------
DirectedAdvisorySolutions             333-90545     811-8114        Alliance Growth Portfolio
("Fund Quest")
-----------------------------------------------------------------------------------------------------------------
Pioneer Vision (I, II)                33-86664      811-8872        Alliance Premier Growth Portfolio
                                                                    Alliance Technology Portfolio
-----------------------------------------------------------------------------------------------------------------
Pioneer C-Vision                      333-64833     811-8872        Alliance Premier Growth Portfolio
                                                                    Alliance Technology Portfolio
-----------------------------------------------------------------------------------------------------------------
Pioneer No-Load                       333-90537     811-8872        Alliance Premier Growth Portfolio
                                                                    Alliance Technology Portfolio
-----------------------------------------------------------------------------------------------------------------
Variable Inheiritage                  33-74184      811-8304        Alliance Premier Growth Portfolio
-----------------------------------------------------------------------------------------------------------------
Select Inheiritage                    33-74184      811-8304        Alliance Premier Growth Portfolio
                                                                    Alliance Growth and Income Portfolio
-----------------------------------------------------------------------------------------------------------------
Select SPL                            333-45914     811-10133       Alliance Premier Growth Portfolio
                                                                    Alliance Growth and Income Portfolio
-----------------------------------------------------------------------------------------------------------------
VEL III                               333-45914     811-10133       Alliance Premier Growth Portfolio
(Agency Estate Optimizer)
-----------------------------------------------------------------------------------------------------------------
VEL II (93)                           33-71056      811-8130        Alliance Premier Growth Portfolio
-----------------------------------------------------------------------------------------------------------------
Allmerica VUL 2001                    Pending       Pending         Alliance Premier Growth Portfolio
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                      1933 ACT      1940 ACT
PRODUCT NAME                          NUMBER        NUMBER          PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------
Allmerica Select Life Plus            Pending       Pending         Alliance Premier Growth Portfolio
-----------------------------------------------------------------------------------------------------------------
Select Life II                        333-62369     811-8987        Alliance Premier Growth Portfolio
                                                                    Alliance Growth and Income Portfolio
-----------------------------------------------------------------------------------------------------------------
Select Charter                        333-63087     811-8116        Alliance Premier Growth Portfolio
                                                                    Alliance Growth and Income Portfolio
-----------------------------------------------------------------------------------------------------------------
Select Resource                       33-71058      811-8116        Alliance Premier Growth Portfolio
                                                                    Alliance Growth and Income Portfolio
-----------------------------------------------------------------------------------------------------------------
Allmerica Immediate Advantage         333-81859     811-8114        Alliance Premier Growth Portfolio
                                                                    Alliance Growth and Income Portfolio
-----------------------------------------------------------------------------------------------------------------
Select Reward                         333-54070     811-8116        Alliance Premier Growth Portfolio
                                                                    Alliance Growth and Income Portfolio
-----------------------------------------------------------------------------------------------------------------
Pioneer XtraVision                    333-54040     811-8872        Alliance Premier Growth Portfolio
                                                                    Alliance Growth and Income Portfolio
-----------------------------------------------------------------------------------------------------------------
Delaware Golden Medallion             333-54218     811-8114        Alliance Premier Growth Portfolio
                                                                    Alliance Growth and Income Portfolio
-----------------------------------------------------------------------------------------------------------------
Allmerica Ultimate Advantage          333-38276     811-8114        Alliance Premier Growth Portfolio
                                                                    Alliance Growth and Income Portfolio
-----------------------------------------------------------------------------------------------------------------


All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:   May 1, 2001




               FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

               By:
                  ----------------------------------------------------
                  Name:     Richard M. Reilly
                  Title:    President




               ALLMERICA INVESTMENTS, INC.


               By:
                  ----------------------------------------------------
                  Name:     William F. Monroe, Jr.
                  Title:    President

               ALLIANCE CAPITAL MANAGEMENT LP
               By: Alliance Capital Management Corporation,
                   its General Partner


               By:
                  ----------------------------------------------------
                  Name:     Edmund P. Bergan, Jr.
                  Title:    Vice President and Assistant General Counsel




                  ALLIANCE FUND DISTRIBUTORS, INC.


               By:
                  ----------------------------------------------------
                  Name:     Richard A. Winge
                  Title:    Senior Vice President

                       MERGER AND CONSOLIDATION AGREEMENT

         THIS MERGER AND CONSOLIDATION AGREEMENT, made and entered into as of the first day of August, 2000 ("Merger Agreement"), by and among First Allmerica Financial Life Insurance Company, a Delaware life insurance company ("Insurer"); Allmerica Investments, Inc., a Massachusetts corporation ("Contracts Distributor"), the principal underwriter with respects to the Contracts referred to in the Participation Agreements; Alliance Capital Management L.P., a Delaware limited partnership ("Advisor"), the investment adviser of the Fund referred to in the Participation Agreements; and Alliance Fund Distributors, Inc., a Delaware Corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties"),

                                WITNESSETH THAT:

         WHEREAS, the Parties entered into a series of Fund Participation Agreements, individually listed below in Section 1, applicable to Class B Shares of the Fund's Portfolios on the first day of May 2000 ("Participation Agreements"); and

         WHERAS, a separate Participation Agreement exists for each variable annuity contract or variable life insurance policy; and

         WHEREAS, for ease of reference and convenience the Parties desire to merge and consolidate each of the Participation Agreements into one Participation Agreement,

         NOW, THEREFORE, the Parties agree that each Participation Agreement entered into by the Parties on the first day of May, 2000 will be merged and consolidated into one Participation Agreement, and such Participation Agreement will be amended and restated as of this day, the first day of August, 2000, so that it will contain the provisions applicable to such a merged and consolidated agreement. The Amended and Restated Participation Agreement is attached hereto.

                  SECTION 1: PARTICIPATION AGREEMENTS INCLUDED

         The following Participation Agreements, identified by the name of the variable annuity contract or variable life insurance policy, will be merged and consolidated into a single Participation Agreement pursuant to the terms of this Merger Agreement:

A. The Participation Agreement for the Delaware Medallion Contract (33-71054; 811-8114);

B. The Participation Agreement for the Allmerica Accumulator Contract 333-87105; 811-8114);

C.   The Participation Agreement for the Pioneer Vision Contract
     (33-86664;811-8872); and

D. The Participation Agreement for the Pioneer C-Vision Contract (333-64833; 811-8872).

                            SECTION 2: EFFECTIVE DATE

         The effective date of this Merger Agreement shall be the first day of August, 2000. Notwithstanding the foregoing, the provisions of this Merger Agreement do not extinguish the rights and obligations of the Parties pursuant to the Participation Agreements between the first day of May, 2000 and the effective date of this Merger Agreement.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in their names on their behalf by and through their duly authorized officers signing below.

                         FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                         By:
                               ------------------------------------------
                         Name:
                               ------------------------------------------
                         Title:
                               ------------------------------------------

                         ALLMERICA INVESTMENTS, INC.

                         By:
                               ------------------------------------------
                         Name:
                               ------------------------------------------
                         Title:
                               ------------------------------------------

                         ALLIANCE CAPITAL MANAGEMENT L.P.

                         By:
                               ------------------------------------------
                         Name:
                               ------------------------------------------
                         Title:
                               ------------------------------------------

                         ALLIANCE FUND DISTRIBUTORS, INC.

                         By:
                               ------------------------------------------
                         Name:
                               ------------------------------------------
                         Title:
                               ------------------------------------------

                              AMENDED AND RESTATED


                             PARTICIPATION AGREEMENT


                                      AMONG


                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY,


                           ALLMERICA INVESTMENTS, INC.


                        ALLIANCE CAPITAL MANAGEMENT L.P.


                                       AND


                        ALLIANCE FUND DISTRIBUTORS, INC.


                                   DATED AS OF


                                 AUGUST 1, 2000

                             PARTICIPATION AGREEMENT


         THIS AGREEMENT, initially made and entered into as of the first day of May, 2000 ("Agreement"), and Merged and Consolidated pursuant to a Merger and Consolidation Agreement dated this first day of August, 2000, is amended and restated this first day of August, 2000, by and among First Allmerica Financial Life Insurance Company, a Massachusetts life insurance company ("Insurer") (on behalf of itself and its "Separate Account," defined below); Allmerica Investments, Inc., a Massachusetts corporation ("Contracts Distributor"), the principal underwriter with respect to the Contracts referred to below; Alliance Capital Management L.P., a Delaware limited partnership ("Adviser"), the investment adviser of the Fund referred to below; and Alliance Fund Distributors, Inc., a Delaware corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties"),

                                WITNESSETH THAT:


         WHEREAS Insurer, the Distributor, and Alliance Variable Products Series Fund, Inc. (the "Fund") desire that Class B shares of the Fund's Portfolios indicated on Schedule A (the "Portfolios"; reference herein to the "Fund" includes reference to each Portfolio to the extent the context requires) be made available by Distributor, to the Insurer on behalf of its Separate Accounts supporting variable annuity contracts and variable life insurance policies (the "Contracts"), also indicated on Schedule A, to serve as underlying investment media for such Contracts , to be offered through Contracts Distributor and other registered broker-dealer firms as agreed to by Insurer and Contracts Distributor; and

         WHEREAS the Contracts provide for the allocation of net amounts received by Insurer to separate series (the "Divisions"; reference herein to the "Separate Account" includes reference to each Division to the extent the context requires) of the Separate Account for investment in Class B shares of corresponding Portfolios of the Fund that are made available through the Separate Account to act as underlying investment media,

         NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Fund and Distributor will make Class B shares of the Portfolios available to Insurer for this purpose at net asset value and with no sales charges, all subject to the following provisions:

        SECTION 1. ADDITIONAL CONTRACTS, SEPARATE ACCOUNTS AND PORTFOLIOS

         The Parties to this Agreement may amend Schedule A of this Agreement from time to time by written agreement signed by each of the Parties to reflect, as appropriate, additions or changes relating to the Contracts or to the Separate Accounts, or to add additional Portfolios, such Portfolios will become subject to this Agreement, if, upon written consent of each of the Parties hereto, they are made available as investment media for the Contracts. Each such additional Contract, Separate Account or Portfolio, is subject to the provisions of this Agreement, effective as of the date of the amendment of Schedule A, unless the Parties agree to otherwise by written consent.


                       SECTION 2. PROCESSING TRANSACTIONS

         2.1      TIMELY PRICING AND ORDERS.

         The Adviser or its designated agent will provide closing net asset value, dividend and capital gain information for each Portfolio to Insurer at the close of trading on each day (a "Business Day") on which (a) the New York Stock Exchange is open for regular trading, (b) the Fund calculates the Portfolio's net asset value and (c) Insurer is open for business. The Fund or its designated agent will use its best efforts to provide this information by 6:00 p.m., Eastern time. Insurer will use these data to calculate unit values, which in turn will be used to process transactions that receive that same Business Day's Separate Account Division's unit values. Such Separate Account processing will be done the same evening, and corresponding orders with respect to Fund shares will be placed the morning of the following Business Day. Insurer will use its best efforts to place such orders with the Fund by 10:00 a.m., Eastern time.

         2.2      TIMELY PAYMENTS.

         Insurer will transmit orders for purchases and redemptions of Fund shares to Distributor, and will wire payment for net purchases to a custodial account designated by the Fund on the day the order for Fund shares is placed, to the extent practicable. Payment for net redemptions will be wired by the Fund to an account designated by Insurer on the same day as the order is placed, to the extent practicable, and in any event be made within six calendar days after the date the order is placed in order to enable Insurer to pay redemption proceeds within the time specified in Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act").

         2.3      REDEMPTION IN KIND.

         The Fund reserves the right to pay any portion of a redemption in kind of portfolio securities, if the Fund's board of directors (the "Board of Directors") determines that it would be detrimental to the best interests of shareholders to make a redemption wholly in cash.

         2.4      APPLICABLE PRICE.

         The Parties agree that Portfolio share purchase and redemption orders resulting from Contract owner purchase payments, surrenders, partial withdrawals, routine withdrawals of charges, or other transactions under Contracts will be executed at the net asset values as determined as of the close of regular trading on the New York Stock Exchange on the Business Day that Insurer receives such orders and processes such transactions, which, Insurer agrees shall occur not earlier than the Business Day prior to Distributor's receipt of the corresponding orders for purchases and redemptions of Portfolio shares. For the purposes of this section, Insurer shall be deemed to be the agent of the Fund for receipt of such orders from holders or applicants of contracts, and receipt by Insurer shall constitute receipt by the Fund. All other purchases and redemptions of Portfolio shares by Insurer, will be effected at the net asset values next computed after receipt by Distributor of the order therefor, and such orders will be irrevocable. Insurer hereby elects to reinvest all dividends and capital gains distributions in additional shares of the corresponding Portfolio at the record-date net asset values until Insurer otherwise notifies the Fund in writing, it being agreed by the Parties that the record date and the payment date with respect to any dividend or distribution will be the same Business Day.


                          SECTION 3. COSTS AND EXPENSES


         3.1      GENERAL.

         Except as otherwise specifically provided herein, each Party will bear all expenses incident to its performance under this Agreement.

         3.2      REGISTRATION.

         The Fund will bear the cost of its registering as a management investment company under the 1940 Act and registering its shares under the Securities Act of 1933, as amended (the "1933 Act"), and keeping such registrations current and effective; including, without limitation, the preparation of and filing with the SEC of Forms N-SAR and Rule 24f-2 Notices respecting the Fund and its shares and payment of all applicable registration or filing fees with respect to any of the foregoing. Insurer will bear the cost of registering the Separate Account as a unit investment trust under the 1940 Act and registering units of interest under the Contracts under the 1933 Act and keeping such registrations current and effective; including, without limitation, the preparation and filing with the SEC of Forms N-SAR and Rule 24f-2 Notices respecting the Separate Account and its units of interest and payment of all applicable registration or filing fees with respect to any of the foregoing.

         3.3      OTHER (NON-SALES-RELATED) EXPENSES.

         The Fund will bear the costs of preparing, filing with the SEC and setting for printing the Fund's prospectus, statement of additional information and any amendments or supplements thereto (collectively, the "Fund Prospectus"), periodic reports to shareholders, Fund proxy material and other shareholder communications and any related requests for voting instructions from Participants (as defined below). Insurer will bear the costs of preparing, filing with the SEC and setting for printing, the Separate Account's prospectus, statement of additional information and any amendments or supplements thereto (collectively, the "Separate Account Prospectus"), any periodic reports to owners, annuitants or participants under the Contracts (collectively, "Participants"), and other Participant communications. The Fund and Insurer each will bear the costs of printing in quantity and delivering to existing Participants the documents as to which it bears the cost of preparation as set forth above in this Section 3.3, it being understood that reasonable cost allocations will be made in cases where any such Fund and Insurer documents are printed or mailed on a combined or coordinated basis. If REQUESTED by Insurer, the Fund will provide annual Prospectus text to Insurer on diskette for printing and binding with the Separate Account Prospectus.

         3.4      OTHER SALES-RELATED EXPENSES.

         Expenses of distributing the Portfolio's shares and the Contracts will be paid by Contracts Distributor and other parties, as they shall determine by separate agreement.

         3.5      PARTIES TO COOPERATE.

         The Adviser, Insurer, Contracts Distributor, and Distributor each agrees to cooperate with the others, as applicable, in arranging to print, mail and/or deliver combined or coordinated prospectuses or other materials of the Fund and Separate Account.


                           SECTION 4. LEGAL COMPLIANCE


         4.1      TAX LAWS.

         (a) The Adviser will use its best efforts to qualify and to maintain qualification of each Portfolio as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and the Adviser or Distributor will notify Insurer immediately upon having a reasonable basis for believing that a Portfolio has ceased to so qualify or that it might not so qualify in the future.

         (b) Insurer represents that it believes, in good faith, that the Contracts will be treated as [annuity] contracts or life insurance policies, as applicable, under applicable provisions of the Code and that it will make every effort to maintain such treatment. Insurer will notify the Fund and Distributor immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

         (c) The Fund will use its best efforts to comply and to maintain each Portfolio's compliance with the diversification requirements set forth in
Section 817(h) of the Code and Section 1.817-5(b) of the regulations under the Code, and the Fund, Adviser or Distributor will notify Insurer immediately upon having a reasonable basis for believing that a Portfolio has ceased to so comply or that a Portfolio might not so comply in the future.

         (d) Insurer represents that it believes, in good faith, that the Separate Account is a "segregated asset account" and that interests in the Separate Account are offered exclusively through the purchase of or transfer into a "variable contract," within the meaning of such terms under Section 817(h) of the Code and the regulations thereunder. Insurer will make every effort to continue to meet such definitional requirements, and it will notify the Fund and Distributor immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

         (e) The Adviser will manage the Fund as a RIC in compliance with Subchapter M of the Code and will use its best efforts to comply with Section 817(h) of the Code and regulations thereunder. The Fund has adopted and will maintain procedures for ensuring that the Fund is managed in compliance with Subchapter M and Section 817(h) and regulations thereunder.

         (f) Should the Distributor or Adviser become aware of a failure of Fund, or any of its Portfolios, to comply with Subchapter M of the Code or
Section 817(h) of the Code and regulations thereunder, they represent and agree that they will immediately notify Insurer of such in writing.

         4.2      INSURANCE AND CERTAIN OTHER LAWS.

         (a) The Adviser will use its best efforts to cause the Fund to comply with any applicable state insurance laws or regulations, to the extent specifically requested in writing by Insurer. If it cannot comply, it will so notify Insurer in writing.

         (b) Insurer represents and warrants that (i) it is an insurance company duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power, authority and legal right to execute, deliver and perform its duties and comply with its obligations under this Agreement, (ii) it has legally and validly established and maintains the Separate Account as a segregated asset account under Delaware law, and (iii) the Contracts comply in all material respects with all other applicable federal and state laws and regulations.

         (c) Insurer and Contracts Distributor represent and warrant that Contracts Distributor is a business corporation duly organized, validly existing, and in good standing under the laws of the State of Massachusetts and has full corporate power, authority and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

         (d) Distributor represents and warrants that it is a business corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power, authority and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

         (e) Distributor represents and warrants that the Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland and has full power, authority, and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

         (f) Adviser represents and warrants that it is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power, authority, and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

         4.3      SECURITIES LAWS.

         (a) Insurer represents and warrants that (i) interests in the Separate Account pursuant to the Contracts will be registered under the 1933 Act to the extent required by the 1933 Act and the Contracts will be duly authorized for issuance and sold in compliance with Delaware law, (ii) the Separate Account is and will remain registered under the 1940 Act to the extent required by the 1940 Act, (iii) the Separate Account does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, (iv) the Separate Account's 1933 Act registration statement relating to the Contracts, together with any amendments thereto, will, at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder, and (v) the Separate Account Prospectus will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

         (b) The Adviser and Distributor represent and warrant that (i) Fund shares sold pursuant to this Agreement will be registered under the 1933 Act to the extent required by the 1933 Act and duly authorized for issuance and sold in compliance with Maryland law, (ii) the Fund is and will remain registered under the 1940 Act to the extent required by the 1940 Act, (iii) the Fund will amend the registration statement for its shares under the 1933 Act and itself under the 1940 Act from time to time as required in order to effect the continuous offering of its shares, (iv) the Fund does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, (v) the Fund's 1933 Act registration statement, together with any amendments thereto, will at all times comply in all material respects with the requirements of the 1933 Act and rules thereunder, and (vi) the Fund Prospectus will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

         (c) The Fund will register and qualify its shares for sale in accordance with the laws of any state or other jurisdiction only if and to the extent reasonably deemed advisable by the Fund, Insurer or any other life insurance company utilizing the Fund.

         (d) Distributor and Contracts Distributor each represents and warrants that it is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member in good standing of the National Association of Securities Dealers Inc. (the "NASD").

         4.4      NOTICE OF CERTAIN PROCEEDINGS AND OTHER CIRCUMSTANCES.

         (a)      Distributor or the Fund shall immediately notify Insurer of
(i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to the Fund's registration statement under the 1933 Act or the Fund Prospectus, (ii) any request by the SEC for any amendment to such registration statement or Fund Prospectus, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of the Fund's shares, or (iv) any other action or circumstances that may prevent the lawful offer or sale of Fund shares in any state or jurisdiction, including, without limitation, any circumstances in which
(x) the Fund's shares are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law or (y) such law precludes the use of such shares as an underlying investment medium of the Contracts issued or to be issued by Insurer. Distributor and the Fund will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

         (b) Insurer and Contracts Distributor shall immediately notify the Fund of (i) the issuance by any court or regulatory body of any stop order, cease and desist order or similar order with respect to the Separate Account's registration statement under the 1933 Act relating to the Contracts or the Separate Account Prospectus, (ii) any request by the SEC for any amendment to such registration statement or Separate Account Prospectus, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of the Separate Account interests pursuant to the Contracts, or (iv) any other action or circumstances that may prevent the lawful offer or sale of said interests in any state or jurisdiction, including, without limitation, any circumstances in which said interests are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law. Insurer and Contracts Distributor will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

         4.5      INSURER TO PROVIDE DOCUMENTS.

         Upon request, Insurer will provide the Fund and the Distributor one complete copy of SEC registration statements, Separate Account Prospectuses, reports, any preliminary and final voting instruction solicitation material, applications for exemptions, requests for no-action letters, and amendments to any of the above, that relate to the Separate Account or the Contracts, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

         4.6      FUND TO PROVIDE DOCUMENTS.

         Upon request, the Fund will provide to Insurer one complete copy of SEC registration statements, Fund Prospectuses, reports, any preliminary and final proxy material, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the SEC or other regulatory authorities.


                       SECTION 5. MIXED AND SHARED FUNDING


         5.1      GENERAL.

         The Fund has obtained an order exempting it from certain provisions of the 1940 Act and rules thereunder so that the Fund is available for investment by certain other entities, including, without limitation, separate accounts funding variable life insurance policies and separate accounts of insurance companies unaffiliated with Insurer ("Mixed and Shared Funding Order"). The Parties recognize that the SEC has imposed terms and conditions for such orders that are substantially identical to many of the provisions of this Section 5.

         5.2      DISINTERESTED DIRECTORS.

         The Fund agrees that its Board of Directors shall at all times consist of directors a majority of whom (the "Disinterested Directors") are not interested persons of Adviser or Distributor within the meaning of Section 2(a)(19) of the 1940 Act.

         5.3      MONITORING FOR MATERIAL IRRECONCILABLE CONFLICTS.

         The Fund agrees that its Board of Directors will monitor for the existence of any material irreconcilable conflict between the interests of the participants in all separate accounts of life insurance companies utilizing the Fund, including the Separate Account. Insurer agrees to inform the Board of

Directors of the Fund of the existence of or any potential for any such material irreconcilable conflict of which it is aware. The concept of a "material irreconcilable conflict" is not defined by the 1940 Act or the rules thereunder, but the Parties recognize that such a conflict may arise for a variety of reasons, including, without limitation:

         (a) an action by any state insurance or other regulatory authority;

         (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax or securities regulatory authorities;

         (c) an administrative or judicial decision in any relevant proceeding;

         (d) the manner in which the investments of any Portfolio are being managed;

         (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract participants or by participants of different life insurance companies utilizing the Fund; or

         (f) a decision by a life insurance company utilizing the Fund to disregard the voting instructions of participants.

         Insurer will assist the Board of Directors in carrying out its responsibilities by providing the Board of Directors with all information reasonably necessary for the Board of Directors to consider any issue raised, including information as to a decision by Insurer to disregard voting instructions of Participants.

         5.4      CONFLICT REMEDIES.

         (a) It is agreed that if it is determined by a majority of the members of the Board of Directors or a majority of the Disinterested Directors that a material irreconcilable conflict exists, Insurer and the other life insurance companies utilizing the Fund will, at their own expense and to the extent reasonably practicable (as determined by a majority of the Disinterested Directors), take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps may include, but are not limited to:

         (i) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected participants and, as appropriate, segregating the assets of any particular group (e.g., annuity contract owners or participants, life insurance contract owners or all contract owners and participants of one or more life insurance companies utilizing the Fund) that votes in favor of such segregation, or offering to the affected contract owners or participants the option of making such a change; and

         (ii) establishing a new registered investment company of the type defined as a "Management Company" in Section 4(3) of the 1940 Act or a new separate account that is operated as a Management Company.

         (b) If the material irreconcilable conflict arises because of Insurer's decision to disregard Participant voting instructions and that decision represents a minority position or would preclude a majority vote, Insurer may be required, at the Fund's election, to withdraw the Separate Account's investment in the Fund. No charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal must take place within six months after the Fund gives notice to Insurer that this provision is being implemented, and until such withdrawal Distributor and the Fund shall continue to accept and implement orders by Insurer for the purchase and redemption of shares of the Fund.

         (c) If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to Insurer conflicts with the majority of other state regulators, then Insurer will withdraw the Separate Account's investment in the Fund within six months after the Fund's Board of Directors informs Insurer that it has determined that such decision has created a material irreconcilable conflict, and until such withdrawal Distributor and Fund shall continue to accept and implement orders by Insurer for the purchase and redemption of shares of the Fund.

         (d) Insurer agrees that any remedial action taken by it in resolving any material irreconcilable conflict will be carried out at its expense and with a view only to the interests of Participants.

         (e) For purposes hereof, a majority of the Disinterested Directors will determine whether or not any proposed action adequately remedies any material irreconcilable conflict. In no event, however, will the Fund or Distributor be required to establish a new funding medium for any Contracts. Insurer will not be required by the terms hereof to establish a new funding medium for any Contracts if an offer to do so has been declined by vote of a majority of Participants materially adversely affected by the material irreconcilable conflict.

         5.5      NOTICE TO INSURER.

         The Fund will promptly make known in writing to Insurer the Board of Directors' determination of the existence of a material irreconcilable conflict, a description of the facts that give rise to such conflict and the implications of such conflict.

         5.6      INFORMATION REQUESTED BY BOARD OF DIRECTORS.

         Insurer and the Fund will at least annually submit to the Board of Directors of the Fund such reports, materials or data as the Board of Directors may reasonably request so that the Board of Directors may fully carry out the obligations imposed upon it by the provisions hereof, and said reports, materials and data will be submitted at any reasonable time deemed appropriate by the Board of Directors. All reports received by the Board of Directors of potential or existing conflicts, and all Board of Directors actions with regard to determining the existence of a conflict, notifying life insurance companies utilizing the Fund of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes of the Board of Directors or other appropriate records, and such minutes or other records will be made available to the SEC upon request.

         5.7      COMPLIANCE WITH SEC RULES.

         If, at any time during which the Fund is serving an investment medium for variable life insurance policies, 1940 Act Rules 6e-3(T) or, if applicable, 6e-2 are amended or Rule 6e-3 is adopted to provide exemptive relief with respect to mixed and shared funding, the Parties agree that they will comply with the terms and conditions thereof and that the terms of this Section 5 shall be deemed modified if and only to the extent required in order also to comply with the terms and conditions of such exemptive relief that is afforded by any of said rules that are applicable.

                             SECTION 6. TERMINATION


         6.1      EVENTS OF TERMINATION.

         Subject to Section 6.4 below, this Agreement will terminate as to a
Portfolio:

         (a) at the option of Insurer or Distributor upon at least six months advance written notice to the other Parties, or

         (b) at the option of the Fund upon (i) at least sixty days advance written notice to the other parties, and (ii) approval by (x) a majority of the disinterested Directors upon a finding that a continuation of this Contract is contrary to the best interests of the Fund, or (y) a majority vote of the shares of the affected Portfolio in the corresponding Division of the Separate Account (pursuant to the procedures set forth in Section 11 of this Agreement for voting Trust shares in accordance with Participant instructions).

         (c) at the option of the Fund upon institution of formal proceedings against Insurer or Contracts Distributor by the NASD, the SEC, any state insurance regulator or any other regulatory body regarding Insurer's obligations under this Agreement or related to the sale of the Contracts, the operation of the Separate Account, or the purchase of the Fund shares, if, in each case, the Fund reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on the Portfolio to be terminated; or

         (d) at the option of Insurer upon institution of formal proceedings against the Fund, Adviser, or Distributor by the NASD, the SEC, or any state insurance regulator or any other regulatory body regarding the Fund's, Adviser's or Distributor's obligations under this Agreement or related to the operation or management of the Fund or the purchase of Fund shares, if, in each case, Insurer reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on Insurer, Contracts Distributor or the Division corresponding to the Portfolio to be terminated; or

         (e) at the option of any Party in the event that (i) the Portfolio's shares are not registered and, in all material respects, issued and sold in accordance with any applicable state and federal law or (ii) such law precludes the use of such shares as an underlying investment medium of the Contracts issued or to be issued by Insurer; or

         (f) upon termination of the corresponding Division's investment in the Portfolio pursuant to Section 5 hereof; or

         (g) at the option of Insurer if the Portfolio ceases to qualify as a RIC under Subchapter M of the Code or under successor or similar provisions; or

         (h)      at the option of Insurer if the Portfolio fails to comply with
 Section 817(h) of the Code or with successor or similar provisions; or

         (i) at the option of Insurer if Insurer reasonably believes that any change in a Fund's investment adviser or investment practices will materially increase the risks incurred by Insurer.

         6.2      FUNDS TO REMAIN AVAILABLE.

         Except (i) as necessary to implement Participant-initiated transactions, (ii) as required by state insurance laws or regulations, (iii) as required pursuant to Section 5 of this Agreement, or (iv) with respect to any Portfolio as to which this Agreement has terminated, Insurer shall not (x) redeem Fund shares attributable to the Contracts, or (y) prevent Participants from allocating payments to or transferring amounts from a Portfolio that was otherwise available under the Contracts, until, in either case, 60 calendar days after Insurer shall have notified the Fund or Distributor of its intention to do so.

         6.3      SURVIVAL OF WARRANTIES AND INDEMNIFICATIONS.

         All warranties and indemnifications will survive the termination of this Agreement.

         6.4      CONTINUANCE OF AGREEMENT FOR CERTAIN PURPOSES.

         Notwithstanding any termination of this Agreement, the Distributor shall continue, at the option of the Insurer, to make available shares of the Portfolios pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (the "Existing Contracts"), except as otherwise provided under Section 5 of this Agreement. Specifically, and without limitation, the Distributor shall, at the option of the Insurer, facilitate the sale and purchase of shares of the Portfolios as necessary in order to process premium payments, surrenders and other withdrawals, and transfers or reallocations of values under Existing Contracts.


             SECTION 7. PARTIES TO COOPERATE RESPECTING TERMINATION


         The other Parties hereto agree to cooperate with and give reasonable assistance to Insurer in taking all necessary and appropriate steps for the purpose of ensuring that the Separate Account owns no shares of a Portfolio after the Final Termination Date with respect thereto.


                             SECTION 8. ASSIGNMENT


         This Agreement may not be assigned by any Party, except with the written consent of each other Party.

                    SECTION 9. CLASS B DISTRIBUTION PAYMENTS

         From time to time during the term of this Agreement the Distributor may make payments to the Contracts Distributor pursuant to a distribution plan adopted by the Fund with respect to the Class B shares of the Portfolios pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan) in consideration of the Contracts Distributor's furnishing distribution services relating to the Class B shares of the Portfolios and providing administrative, accounting and other services, including personal service and/or the maintenance of Participant accounts, with respect to such shares. The Distributor has no obligation to make any such payments, and the Contracts Distributor waives any such payment, until the Distributor receives monies therefor from the Fund. Any such payments made pursuant to this Section 9 shall be subject to the following terms and conditions:

         (a) Any such payments shall be in such amounts as the Distributor may from time to time advise the Contracts Distributor in writing but in any event not in excess of the amounts permitted by the Rule 12b-1 Plan. Such payments may include a service fee in the amount of .25 of 1% per annum of the average daily net assets of the Fund attributable to the Class B shares of a Portfolio held by clients of the Contracts Distributor. Any such service fee shall be paid solely for personal service and/or the maintenance of Participant accounts.

         (b) The provisions of this Section 9 relate to a plan adopted by the Fund pursuant to Rule 12b-1. In accordance with Rule 12b-1, any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Section 9 shall provide the Fund's Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

         (c) The provisions of this Section 9 shall remain in effect for not more than a year and thereafter for successive annual periods only so long as such continuance is specifically approved at least annually in conformity with Rule 12b-1 and the 1940 Act. The provisions of this Section 9 shall automatically terminate in the event of the assignment (as defined by the 1940 Act) of this Agreement, in the event the Rule 12b-1 Plan terminates or is not continued or in the event this Agreement terminates or ceases to remain in effect. In addition, the provisions of this Section 9 may be terminated at any time, without penalty, by either the Distributor or the Contracts Distributor with respect to any Portfolio on not more than 60 days' nor less than 30 days' written notice delivered or mailed by registered mail, postage prepaid, to the other party.


                               SECTION 10. NOTICES


         Notices and communications required or permitted by Section 2 hereof will be given by means mutually acceptable to the Parties concerned. Each other notice or communication required or permitted by this Agreement will be given to the following persons at the following addresses and facsimile numbers, or such other persons, addresses or facsimile numbers as the Party receiving such notices or communications may subsequently direct in writing:

                                 If to Insurer
                                 First Allmerica Financial Life Insurance
                                   Company
                                 440 Lincoln Street
                                 Worcester, MA  01653
                                 Attn: Richard M. Reilly, President

                                 If to Contracts Distributor
                                 Allmerica Investments, Inc.
                                 440 Lincoln Street
                                 Worcester, MA  01653
                                 Attn: William F. Monroe, President

                                 If to Distributor
                                 Alliance Fund Distributors, Inc.
                                 1345 Avenue of the Americas
                                 New York NY 10105
                                 Attn.: Edmund P. Bergan
                                 FAX: (212) 969-2290

                                 If to Advisor or the Fund
                                 Alliance Capital Management L.P.
                                 1345 Avenue of the Americas
                                 New York NY 10105
                                 Attn: Edmund P. Bergan
                                 FAX: (212) 969-2290



                          SECTION 11. VOTING PROCEDURES


         Subject to the cost allocation procedures set forth in Section 3 hereof, Insurer will distribute all proxy material furnished by the Fund to Participants and will vote Fund shares in accordance with instructions received from Participants. Insurer will vote Fund shares that are (a) not attributable to Participants or (b) attributable to Participants, but for which no instructions have been received, in the same proportion as Fund shares for which said instructions have been received from Participants. Insurer agrees that it will disregard Participant voting instructions only to the extent it would be permitted to do so pursuant to Rule 6e-3 (T)(b)(15)(iii) under the 1940 Act if the Contracts were variable life insurance policies subject to that rule. Other participating life insurance companies utilizing the Fund will be responsible for calculating voting privileges in a manner consistent with that of Insurer, as prescribed by this Section 11.

                         SECTION 12. FOREIGN TAX CREDITS


         The Adviser agrees to consult in advance with Insurer concerning any decision to elect or not to elect pursuant to Section 853 of the Code to pass through the benefit of any foreign tax credits to the Fund's shareholders.


                           SECTION 13. INDEMNIFICATION


         13.1     INDEMNIFICATION OF FUND, DISTRIBUTOR AND ADVISER BY INSURER.

         (a) Except to the extent provided in Sections 13.1(b) and 13.1(c), below, Insurer agrees to indemnify and hold harmless the Fund, Distributor and Adviser, each of their directors and officers, and each person, if any, who controls the Fund, Distributor or Adviser within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 13. 1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Insurer) or actions in respect thereof (including, to the extent reasonable, legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions are related to the sale, acquisition, or holding of the Fund's shares and:

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Separate Account's 1933 Act registration statement, the Separate Account Prospectus, the Contracts or, to the extent prepared by Insurer or Contracts Distributor, sales literature or advertising for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Insurer or Contracts Distributor by or on behalf of the Fund, Distributor or Adviser for use in the Separate
                  Account's 1933 Act registration statement, the Separate Account Prospectus, the Contracts, or sales literature or advertising (or any amendment or supplement to any of the foregoing); or

         (ii) arise out of or as a result of any other statements or representations (other than statements or representations contained in the Fund's 1933 Act registration statement, Fund Prospectus, sales literature or advertising of the Fund, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of Insurer or Contracts Distributor) or the negligent, illegal or fraudulent conduct of Insurer or Contracts Distributor or persons under their control (including, without limitation, their employees and "Associated Persons," as that term is defined in paragraph
                  (m) of Article I of the NASD's By-Laws), in connection with the sale or distribution of the Contracts or Fund shares; or

         (iii) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Fund's 1933 Act registration statement, Fund Prospectus, sales literature or advertising of the Fund, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund, Adviser or Distributor by or on behalf of Insurer or Contracts Distributor for use in the Fund's 1933 Act registration statement, Fund Prospectus, sales literature or advertising of the Fund, or any amendment or supplement to any of the foregoing; or

         (iv) arise as a result of any failure by Insurer or Contracts Distributor to perform the obligations, provide the services and furnish the materials required of them under the terms of this Agreement.

         (b) Insurer shall not be liable under this Section 13.1 with respect to any losses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of that Indemnified Party's reckless disregard of obligations or duties under this Agreement or to Distributor or to the Fund.

         (c) Insurer shall not be liable under this Section 13.1 with respect to any action against an Indemnified Party unless the Fund, Distributor or Adviser shall have notified Insurer in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify Insurer of any such action shall not relieve Insurer from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section 13. 1. In case any such action is brought against an Indemnified Party, Insurer shall be entitled to participate, at its own expense, in the defense of such action. Insurer also shall be entitled to assume the defense thereof, with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from Insurer to such Indemnified Party of Insurer's election to assume the defense thereof, the Indemnified Party will cooperate fully with Insurer and shall bear the fees and expenses of any additional counsel retained by it, and Insurer will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

         13.2     INDEMNIFICATION OF INSURER AND CONTRACTS DISTRIBUTOR BY
                  ADVISER.

         (a) Except to the extent provided in Sections 13.2(d) and 13.2(e), below, Adviser agrees to indemnify and hold harmless Insurer and Contracts Distributor, each of their directors and officers, and each person, if any, who controls Insurer or Contracts Distributor within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 13.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Adviser) or actions in respect thereof (including, to the extent reasonable, legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions are related to the sale, acquisition, or holding of the Fund's shares and:

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Fund's 1933 Act registration statement, Fund Prospectus, sales literature or advertising of the Fund or, to the extent not prepared by Insurer or Contracts Distributor, sales literature or advertising for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Distributor, Adviser or the Fund by or on behalf of Insurer or Contracts Distributor for use in the Fund's 1933 Act registration statement, Fund Prospectus, or in sales literature or advertising (or any amendment or supplement to any of the foregoing); or

         (ii) arise out of or as a result of any other statements or representations (other than statements or representations contained in the Separate Account's 1933 Act registration statement, Separate Account Prospectus, sales literature or advertising for the Contracts, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of Distributor, Adviser, or the Fund) or the negligent, illegal or fraudulent conduct of the Fund, Distributor, Adviser or persons under their control (including, without limitation, their employees and Associated Persons), in connection with the sale or distribution of the Contracts or Fund shares; or

         (iii) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Separate Account's 1933 Act registration statement, Separate Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to Insurer or Contracts Distributor by or on behalf of the Fund, Distributor or Adviser for use in the Separate Account's 1933

                  Act registration statement, Separate Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing; or

         (iv) arise as a result of any failure by the Fund, Adviser or Distributor to perform the obligations, provide the services and furnish the materials required of them under the terms of this Agreement;

         (b) Except to the extent provided in Sections 13.2(d) and 13.2(e) hereof, Adviser agrees to indemnify and hold harmless the Indemnified Parties from and against any and all losses, claims, damages, liabilities (including amounts paid in settlement thereof with, except as set forth in Section 13.2(c) below, the written consent of Adviser) or actions in respect thereof (including, to the extent reasonable, legal and other expenses) to which the Indemnified Parties may become subject directly or indirectly under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions directly or indirectly result from or arise out of the failure of any Portfolio to operate as a regulated investment company in compliance with (i) Subchapter M of the Code and regulations thereunder and (ii) Section 817(h) of the Code and regulations thereunder (except to the extent that such failure is caused by Insurer), including, without limitation, any income taxes and related penalties, rescission charges, liability under state law to Contract owners or Participants asserting liability against Insurer or Contracts Distributor pursuant to the Contracts, the costs of any ruling and closing agreement or other settlement with the Internal Revenue Service, and the cost of any substitution by Insurer of shares of another investment company or portfolio for those of any adversely affected Portfolio as a funding medium for the Separate Account that Insurer deems necessary or appropriate as a result of the noncompliance.

         (c) The written consent of Adviser referred to in Section 13.2(b) above shall not be required with respect to amounts paid in connection with any ruling and closing agreement or other settlement with the Internal Revenue Service.

         (d) Adviser shall not be liable under this Section 13.2 with respect to any losses, claims; damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of such Indemnified Party's reckless disregard of its obligations and duties under this Agreement or to Insurer, Contracts Distributor or the Separate Account.

         (e) Adviser shall not be liable under this Section 13.2 with respect to any action against an Indemnified Party unless Insurer or Contracts Distributor shall have notified Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify Adviser of any such action shall not relieve Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section 13.2. In case any such action is brought against an Indemnified Party, Adviser will be entitled to participate, at its own expense, in the defense of such action. Adviser also shall be entitled to assume the defense thereof (which shall include, without limitation, the conduct of any ruling request and closing agreement or other settlement proceeding with the Internal Revenue Service), with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from Adviser to such Indemnified Party of Adviser's election to assume the defense thereof, the Indemnified Party will cooperate fully with Adviser and shall bear the fees and expenses of any additional counsel retained by it, and Adviser will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

         13.3     EFFECT OF NOTICE.

         Any notice given by the indemnifying Party to an Indemnified Party referred to in Section 13.1(c) or 13.2(e) above of participation in or control of any action by the indemnifying Party will in no event be deemed to be an admission by the indemnifying Party of liability, culpability or responsibility, and the indemnifying Party will remain free to contest liability with respect to the claim among the Parties or otherwise.

                           SECTION 13. APPLICABLE LAW

         This Agreement will be construed and the provisions hereof interpreted under and in accordance with New York law, without regard for that state's principles of conflict of laws.

                      SECTION 14. EXECUTION IN COUNTERPARTS

         This Agreement may be executed simultaneously in two or more counterparts, each of which taken together will constitute one and the same instrument.

                            SECTION 15. SEVERABILITY

         If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

                          SECTION 16. RIGHTS CUMULATIVE

         The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, that the Parties are entitled to under federal and state laws.


                SECTION 17. RESTRICTIONS ON SALES OF FUND SHARES


         Insurer agrees that the Fund will be permitted (subject to the other terms of this

         Agreement) to make its shares available to separate accounts of other life insurance companies.


                              SECTION 18. HEADINGS

         The Table of Contents and headings used in this Agreement are for purposes of reference only and shall not limit or define the meaning of the provisions of this Agreement.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                               FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY


                               By:
                                     Name:
                                     Title:


                               ALLMERICA INVESTMENTS, INC.


                               By:
                                     Name:
                                     Title:


                               ALLIANCE CAPITAL MANAGEMENT LP
                               By:  Alliance Capital Management Corporation,
                                      its General Partner


                               By:
                                     Name:  Edmund P. Bergan, Jr.
                                     Title:    VP and Assistant General Counsel


                               ALLIANCE FUND DISTRIBUTORS, INC.


                               By:
                                     Name:  Richard A. Winge
                                     Title:    Senior Vice President

                                   SCHEDULE A

--------------------------------------------------------------------------------------------------------------------
PRODUCT NAME                 1933 ACT NUMBER            1940 ACT NUMBER            PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------
Allmerica                    333-87105                  811-8114                   Alliance Growth Portfolio
Accumulator
                                                                                   Alliance Growth & Income
                                                                                   Portfolio

                                                                                   Alliance Premier Growth
                                                                                   Portfolio

                                                                                   Alliance Technology
                                                                                   Portfolio
--------------------------------------------------------------------------------------------------------------------
Annuity Scout                33-38274                   811-8114                   Alliance Growth Portfolio
--------------------------------------------------------------------------------------------------------------------
Delaware Medallion           33-71054                   811-8114                   Alliance Growth Portfolio
(I, II, III)
                                                                                   Alliance Premier Growth
                                                                                   Portfolio

                                                                                   Alliance Growth and
                                                                                   Income Portfolio

                                                                                   Alliance Technology
                                                                                   Portfolio
--------------------------------------------------------------------------------------------------------------------
Executive Annuity Plus       33-71052                   811-8114                   Alliance Growth Portfolio
--------------------------------------------------------------------------------------------------------------------
Fund Quest                   333-90545                  811-8114                   Alliance Growth Portfolio
--------------------------------------------------------------------------------------------------------------------
Pioneer Vision (I, II)       33-86664                   811-8872                   Alliance Premier Growth
                                                                                   Portfolio

                                                                                   Alliance Technology
                                                                                   Portfolio
--------------------------------------------------------------------------------------------------------------------
Pioneer C-Vision             333-64833                  811-8872                   Alliance Premier Growth
                                                                                   Portfolio

                                                                                   Alliance Growth Portfolio

                                                                                   Alliance Growth & Income
                                                                                   Portfolio
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                   Alliance Technology
                                                                                   Portfolio
--------------------------------------------------------------------------------------------------------------------
Pioneer No-Load              333-90535                  811-8848                   Alliance Premier Growth
                                                                                   Portfolio

                                                                                   Alliance Technology
                                                                                   Portfolio
--------------------------------------------------------------------------------------------------------------------






















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